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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     We consent to the use of our report dated September 25, 1996 in the Annual Report (Form 10-KSB) of Omni U.S.A., Inc.



                                   HARPER & PEARSON COMPANY



Houston, Texas
October 15, 1996